Restructuring	12 Months Ended
Apr. 30, 2012
Restructuring [Abstract]
Restructuring
NOTE 4	RESTRUCTURING

In calendar 2010, the Company announced its plan to restructure its coffee, fruit spreads, and Canadian pickle and condiments operations as part of its ongoing efforts to enhance the long-term strength and profitability of its leading brands. The initiative is a long-term investment to optimize production capacity and lower the overall cost structure. It includes capital investments for a new state-of-the-art food manufacturing facility in Orrville, Ohio; consolidation of coffee production in New Orleans, Louisiana; and the transition of the Company’s pickle and condiments production to third-party manufacturers.

Upon completion, the restructuring plan will result in a reduction of approximately 850 full-time positions and the closing of six of the Company’s facilities – Memphis, Tennessee; Ste. Marie, Quebec; Sherman, Texas; Kansas City, Missouri; Dunnville, Ontario; and Delhi Township, Ontario. The Sherman, Dunnville, Delhi Township, and Kansas City facilities have been closed and approximately 70 percent of the full-time positions have been reduced as of April 30, 2012.

During 2012, the Company increased its estimate of the total anticipated restructuring costs from approximately $235.0 million to $245.0 million, consisting primarily of increases to employee separation and site preparation and equipment relocation charges. The Company has incurred cumulative costs of $188.8 million related to the initiative through April 30, 2012. The majority of the remaining costs are anticipated to be recognized over the next two fiscal years.

The following table summarizes the restructuring activity, including the liabilities recorded and the total amount expected to be incurred.

	Long-Lived Asset Charges	Employee Separation	Site Preparation and Equipment Relocation	Production Start-up	Other Costs	Total
Total expected restructuring charge	$105,000	$71,000	$31,000	$26,000	$12,000	$245,000

Balance at May 1, 2009	$—	$—	$—	$—	$—	$—
Charge to expense	3,870	1,139	407	16	279	5,711
Cash payments	—	(50)	(407)	(16)	(279)	(752)
Noncash utilization	(3,870)	—	—	—	—	(3,870)

Balance at April 30, 2010	$—	$1,089	$—	$—	$—	$1,089
Charge to expense	53,569	36,010	6,192	5,194	992	101,957
Cash payments	—	(18,361)	(6,192)	(5,194)	(992)	(30,739)
Noncash utilization	(53,569)	(8,540)	—	—	—	(62,109)

Balance at April 30, 2011	$—	$10,198	$—	$—	$—	$10,198
Charge to expense	34,195	20,364	12,963	10,689	2,930	81,141
Cash payments	—	(13,754)	(12,963)	(10,689)	(2,930)	(40,336)
Noncash utilization	(34,195)	(8,030)	—	—	—	(42,225)

Balance at April 30, 2012	$—	$8,778	$—	$—	$—	$8,778

Remaining expected restructuring charge	$13,366	$13,487	$11,438	$10,101	$7,799	$56,191

During the years ended April 30, 2012, 2011, and 2010, total restructuring charges of $81.1 million, $102.0 million, and $5.7 million, respectively, were reported in the Statements of Consolidated Income. Of the total restructuring charges, $38.6 million, $54.1 million, and $3.9 million were reported in cost of products sold in the years ended April 30, 2012, 2011, and 2010, respectively. The remaining charges were reported in other restructuring costs. The restructuring costs classified as cost of products sold primarily include long-lived asset charges for accelerated depreciation related to property, plant, and equipment that will be used at the affected production facilities until they are closed or sold.

Employee separation costs include severance, retention bonuses, and pension costs. Severance costs and retention bonuses are being recognized over the estimated future service period of the affected employees. The obligation related to employee separation costs is included in other current liabilities in the Consolidated Balance Sheets. For additional information on the impact of the restructuring plan on defined benefit pension and other postretirement benefit plans, see Note 8: Pensions and Other Postretirement Benefits.

Other costs include professional fees, costs related to closing the facilities, and miscellaneous expenditures associated with the Company’s restructuring initiative and are expensed as incurred.